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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 1998
                                                         -----------------


                               BROADCAST.COM INC.
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             (Exact name of registrant as specified in its charter)



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
              DELAWARE                   000-24591                      75-2600532
    ---------------------------    ----------------------    ---------------------------------
    State or Other Jurisdiction    Commission File Number    (IRS Employer Identification No.)
         of Incorporation
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            2914 Taylor Street
                Dallas, Texas                                75226
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   (Address of Principal Executive Offices)                Zip Code



Registrant's telephone number, including area code:  (214) 748-6660
                                                     --------------

                                 Not Applicable.
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          (Former name or former address, if changed since last report)



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Item 5   Other Events

         On November 16, 1998 broadcast.com inc., a Delaware corporation ("broadcast.com") announced that it had entered into an Agreement and Plan of Reorganization by and among broadcast.com, SN Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of broadcast.com, and Simple Network Communications, Inc., a California corporation ("SimpleNet"). At the effective time of the merger contemplated by such agreement, all outstanding shares of common stock of SimpleNet will be exchanged for 410,810 shares of broadcast.com Common Stock. A copy of broadcast.com's press release announcing the merger is attached as Exhibit 99.1 hereto and incorporated by reference herein.

         The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of factors affecting the Company's operating results is included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

Item 7   Exhibits

         (c) Exhibits

         99.1   Press release dated November 17, 1998.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BROADCAST.COM INC.
                                             (Registrant)




                                              By: /s/ TODD R. WAGNER
                                                 ------------------------------
                                              Name:   Todd R. Wagner
                                              Title:  Chief Executive Officer

Dated:  November 19, 1998


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                               INDEX TO EXHIBITS



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
EXHIBIT
NUMBER                               DESCRIPTION
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

 99.1            Press Release dated November 17, 1998
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